Exhibit 21.1

DDR CORP.

LIST OF SUBSIDIARIES/AFFILIATES

1000 Van Ness Owners Association, a California corporation

AIP Office Flex II LLC, an Ohio limited liability company

AIP Properties #1, L.P., a Delaware limited partnership

AIP Properties #3 GP, Inc., a Texas corporation

AIP Tamarac, Inc., a Texas corporation

AIP-Alfred, Inc., a Texas corporation

AIP-SWAG GP, Inc., a Texas corporation

American Industrial Properties REIT, a Texas real estate investment trust

American Industrial Properties REIT, Inc., a Maryland corporation

American Property Protection Company, a Vermont corporation

Ash Associates SPE, LLC, a Delaware limited liability company

Ash-I Associates, LLC, an Ohio limited liability company

Ash-L Associates, LLC, an Ohio limited liability company

Bandera Pointe Investment LLC, a Delaware limited liability company

Benderson-Wainberg Associates, L.P., a Delaware limited partnership

BFW/Pike Associates, LLC, a New York limited liability company

BG BCF, LLC, a New York limited liability company

BG Big Flats, LLC, a New York limited liability company

BG Big Flats I, LLC, a New York limited liability company

BG Big Flats II-III, LLC, a New York limited liability company

BG Big Flats IV, LLC, a New York limited liability company

BG Delaware Consumer Square LLC, a Delaware limited liability company

BG Delaware Holdings LLC, a Delaware limited liability company

BG Dewitt M & CEC, LLC, a New York limited liability company

BG Greece, LLC, a New York limited liability company

BG Hamburg HD, LLC, a New York limited liability company

BG Hamburg SJB, LLC, a New York limited liability company

BG Highlands, LLC, a Florida limited liability company

BG Kellogg Stop, LLC, a New York limited liability company

BG Lockport II, LLC, a New York limited liability company

BG McKinley, LLC, a New York limited liability company

BG McKinley II, LLC, a New York limited liability company

BG Mid City I, LLC, a New York limited liability company

BG Milestrip, LLC, a New York limited liability company

BG Monmouth, LLC, a New Jersey limited liability company

BG North Charleston, LLC, a South Carolina limited liability company

BG North Charleston SPE LLC, a Delaware limited liability company

BG ODP Tonawanda, LLC, a New York limited liability company

BG Olean, LLC, a New York limited liability company

BG Outer Loop, LLC, a Kentucky limited liability company

BG Thruway LLC, a Delaware limited liability company

BG Toledo, LLC, an Ohio limited liability company

BG Union Town, LLC, a North Carolina limited liability company

BG West Seneca HD, LLC, a New York limited liability company

BG Williamsville, LLC, a New York limited liability company

BIG/DDR Venture LP, a Delaware limited partnership

Black Cherry Limited Liability Company, a Colorado limited liability company

BRE DDR Batavia Commons LLC, a Delaware limited liability company

BRE DDR Batavia SJB Plaza LLC, a Delaware limited liability company

BRE DDR Belden Park, LLC, a Delaware limited liability company

BRE DDR Bison Holdings LLC, a Delaware limited liability company

BRE DDR Boomerang Holdings LLC, a Delaware limited liability company

BRE DDR Brookfield LLC, a Delaware limited liability company

BRE DDR Brown Deer Center LLC, a Delaware limited liability company

BRE DDR Brown Deer Market LLC, a Delaware limited liability company

BRE DDR Carillon Place LLC, a Delaware limited liability company

BRE DDR Connecticut Commons LLC, a Delaware limited liability company

BRE DDR Cool Springs Pointe LLC, a Delaware limited liability company

BRE DDR Crocodile Falcon Ridge Town Center I LLC, a Delaware limited liability company

BRE DDR Crocodile Falcon Ridge Town Center II LLC, a Delaware limited liability company

BRE DDR Crocodile Falcon Ridge Triangles LLC, a Delaware limited liability company

BRE DDR Crocodile Fortuna Center LLC, a Delaware limited liability company

BRE DDR Crocodile Holdings LLC, a Delaware limited liability company

BRE DDR Crocodile Indian Springs LLC, a Delaware limited liability company

BRE DDR Crocodile Orchards Market Center LLC, a Delaware limited liability company

BRE DDR Crocodile Property Holdco LLC, a Delaware limited liability company

BRE DDR Crocodile Silver Spring Square GP LLC, a Delaware limited liability company

BRE DDR Crocodile Silver Spring Square Holdco LLC, a Delaware limited liability company

BRE DDR Crocodile Silver Spring Square LP, a Delaware limited partnership

BRE DDR Crocodile Sycamore Plaza LLC, a Delaware limited liability company

BRE DDR Crocodile Vista I LLC, a Delaware limited liability company

BRE DDR Crocodile Vista II – IV LLC, a Delaware limited liability company

BRE DDR Erie Marketplace Holdings LLC, a Delaware limited liability company

BRE DDR Erie Marketplace LLC, a Delaware limited liability company

BRE DDR Fairfax Town Center LLC, a Delaware limited liability company

BRE DDR Flatacres Marketplace LLC, a Delaware limited liability company

BRE DDR Frisco Marketplace LLC, a Delaware limited liability company

BRE DDR Grandville Marketplace Holdings LLC, a Delaware limited liability company

BRE DDR Grandville Marketplace LLC, a Delaware limited liability company

BRE DDR Great Northern LLC, a Delaware limited liability company

BRE DDR Harbison Court LLC, a Delaware limited liability company

BRE DDR Homart Holdings LLC, a Delaware limited liability company

BRE DDR Jo-Ann Plaza LLC, a Delaware limited liability company

BRE DDR Lake Brandon Village LLC, a Delaware limited liability company

BRE DDR Lake Walden Square LLC, a Delaware limited liability company

BRE DDR Longhorn II Holdings LLC, a Delaware limited liability company

BRE DDR Longhorn II Mezz Borrower LLC, a Delaware limited liability company

BRE DDR MacArthur Marketplace LLC, a Delaware limited liability company

BRE DDR Marketplace at Towne Center LLC, a Delaware limited liability company

BRE DDR McKinney Marketplace LLC, a Delaware limited liability company

BRE DDR Memorial LLC, a Delaware limited liability company

BRE DDR Merriam Town Center LLC, a Delaware limited liability company

BRE DDR Midway Marketplace LLC, a Delaware limited liability company

BRE DDR Overland Pointe Marketplace LLC, a Delaware limited liability company

BRE DDR Parker Pavilions LLC, a Delaware limited liability company

BRE DDR Piedmont Plaza LLC, a Delaware limited liability company

BRE DDR Pioneer Hills LLC, a Delaware limited liability company

BRE DDR Premier Place LLC, a Delaware limited liability company

BRE DDR Retail Holdings LLC, a Delaware limited liability company

BRE DDR Retail Mezz 1 LLC, a Delaware limited liability company

BRE DDR Retail Mezz 2 LLC, a Delaware limited liability company

BRE DDR Retail Parent LLC, a Delaware limited liability company

BRE DDR River Hills GP LLC, a Delaware limited liability company

BRE DDR River Hills LP, a Delaware limited partnership

BRE DDR Riverchase Promenade LLC, a Delaware limited liability company

BRE DDR Riverdale Village Inner Ring LLC, a Delaware limited liability company

BRE DDR Riverdale Village Outer Ring LLC, a Delaware limited liability company

BRE DDR Shoppers World LLC, a Delaware limited liability company

BRE DDR Shops at Turner Hill LLC, a Delaware limited liability company

BRE DDR Spring Creek LLC, a Delaware limited liability company

BRE DDR Steele Crossing LLC, a Delaware limited liability company

BRE DDR Towne Center LLC, a Delaware limited liability company

BRE DDR Township Marketplace Holdings LLC, a Delaware limited liability company

BRE DDR Township Marketplace LLC, a Delaware limited liability company

BRE DDR TRS LLC, a Delaware limited liability company

BRE DDR Turner Hill Marketplace LLC, a Delaware limited liability company

BRE DDR Union Consumer Square LLC, a Delaware limited liability company

BRE DDR Union Road Plaza LLC, a Delaware limited liability company

BRE DDR Venice Holdings LLC, a Delaware limited liability company

BRE DDR Walden Avenue LLC, a Delaware limited liability company

BRE DDR Walden Consumer Square LLC, a Delaware limited liability company

BRE DDR Walden Place LLC, a Delaware limited liability company

BRE DDR Winter Park Palms LLC, a Delaware limited liability company

BRE DDR Woodfield Village LLC, a Delaware limited liability company

BRE Pentagon JV Member LLC, a Delaware limited liability company

BRE Pentagon Retail Holdings A Inc., a Delaware corporation

Buffalo-Broad Associates, LLC, an Ohio limited liability company

Buffalo-Elmwood Associates, LLC, a New York limited liability company

Buffalo-Elmwood SPE, LLC, a New York limited liability company

Buffalo-Ithaca Associates, LLC, a New York limited liability company

Buffalo-Ithaca Associates I, LLC, a New York limited liability company

Buffalo Mooresville II, LLC, a Delaware limited liability company

Buffalo-Niskayuna Associates, LLC, a New York limited liability company

Buffalo-Norfolk Associates, L.L.P., a Virginia limited liability company (inactive but not dissolved)

Buffalo-Westgate Associates, LLC, a New York limited liability company

Buffalo-Westgate SPE, LLC, a New York limited liability company

Chelmsford Associates LLC, a Delaware limited liability company

Chesterfield Exchange, LLC, a Georgia limited liability company

Coventry II DDR Bloomfield LLC, a Delaware limited liability company

Coventry II DDR Bloomfield TRS LLC, a Delaware limited liability company

Coventry II DDR Bloomfield TRS Parent LLC, a Delaware limited liability company

Coventry II DDR Buena Park LLC, a Delaware limited liability company

Coventry II DDR Buena Park Place Holdings LLC, a Delaware limited liability company

Coventry II DDR Buena Park Place LP, a Delaware limited partnership

Coventry II DDR Fairplain LLC, a Delaware limited liability company

Coventry II DDR Harbor Bloomfield Phase 1 LLC, a Delaware limited liability company

Coventry II DDR Harbor Bloomfield Phase 2 LLC, a Delaware limited liability company

Coventry II DDR Marley Creek Square LLC, a Delaware limited liability company

Coventry II DDR Phoenix Spectrum LLC, a Delaware limited liability company

Coventry II DDR Phoenix Spectrum Fee LLC, a Delaware limited liability company

Coventry II DDR Phoenix Spectrum OP LLC, a Delaware limited liability company

Coventry II DDR Phoenix Spectrum SPE LLC, a Delaware limited liability company

Coventry II DDR SM LLC, a Delaware limited liability company

Coventry II DDR Totem Lake LLC, a Delaware limited liability company

Coventry II DDR Westover LLC, a Delaware limited liability company

Coventry II DDR Westover Holdings LLC, a Delaware limited liability company

Coventry II DDR/Tucker Marley Creek Square LLC, a Delaware limited liability company

Coventry Real Estate Partners, Ltd., an Ohio limited liability company

DD Community Centers Eight, Inc., a Delaware corporation

DD Community Centers Five, Inc., an Ohio corporation

DDR I Depositor LLC, a Delaware limited liability company

DDR/1st Carolina Crossings North LP, a Delaware limited partnership

DDR/1st Carolina Crossings South LP, a Delaware limited partnership

DDR 2008 Portfolio LLC, a Delaware limited liability company

DDR 3P GP LLC, a Delaware limited liability company

DDR Aspen Grove Lifestyle Center Properties, LLC, a Delaware limited liability company

DDR Atlantico LLC, S.E., a Delaware limited liability company

DDR Bandera LLC, a Delaware limited liability company

DDR Bandera GP LLC, a Delaware limited liability company

DDR Bandera GP II LLC, a Delaware limited liability company

DDR Bandera LP II LLC, a Delaware limited liability company

DDR Beachwood Headquarters LLC, a Delaware limited liability company

DDR Belgate Holdings LLC, a Delaware limited liability company

DDR Belgate LP, a Delaware limited partnership

DDR Bermuda Square LLC, a Delaware limited liability company

DDR/BIG GP LLC, a Delaware limited liability company

DDR/BIG LP LLC, a Delaware limited liability company

DDR Brookside LLC, a Delaware limited liability company

DDR Builders LLC, a Delaware limited liability company

DDR Builders Utah Inc., a Utah corporation

DDR BV Holdings LLC, a Delaware limited liability company

DDR BV Holdings II LLC, a Delaware limited liability company

DDR Camino Real LLC, S.E., a Delaware limited liability company

DDR Canada Ventures Holding Inc., a Delaware corporation

DDR Canada Ventures Inc., an Ontario corporation

DDR Caribbean LLC, a Delaware limited liability company

DDR Caribbean Property Management LLC, a Delaware limited liability company

DDR Carolina Pavilion LP, a Delaware limited partnership

DDR Cayey LLC, S.E., a Delaware limited liability company

DDR Chesterfield Crossings LLC, a Delaware limited liability company

DDR Chillicothe LLC, a Delaware limited liability company

DDR Chillicothe LW LLC, a Delaware limited liability company

DDR Commonwealth Center II LLC, a Delaware limited liability company

DDR Continental Inc., an Ohio corporation

DDR Continental LP, an Ohio limited partnership

DDR Cotswold LLC, a Delaware limited liability company

DDR CP Holdings LLC, a Delaware limited liability company

DDR CRC LLC, a Delaware limited liability company

DDR Cross Pointe Centre LLC, a Delaware limited liability company

DDR Crossroads Center LLC, an Ohio limited liability company

DDR CRV Portfolio LLC, S.E., a Delaware limited liability company

DDR CS Market LLC, a Delaware limited liability company

DDR Culver Ridge LLC, a Delaware limited liability company

DDR Cumming TC LLC, a Delaware limited liability company

DDR DB 151 Ventures LP, a Texas limited partnership

DDR DB Kyle LP, a Texas limited partnership

DDR DB Mendocino LP, a Delaware limited partnership

DDR DB Outlot LP, a Texas limited partnership

DDR DB Outlot II LP, a Texas limited partnership

DDR DB SA Phase II LP, a Texas limited partnership

DDR DB SA Ventures LP, a Texas limited partnership

DDR DB Schertz LP, a Texas limited partnership

DDR DB Stone Oak LP, a Texas limited partnership

DDR DB Terrell LP, a Texas limited partnership

DDR Deer Park Town Center LLC, an Ohio limited liability company

DDR del Sol LLC, S.E., a Delaware limited liability company

DDR Douglasville Pavilion LLC, a Delaware limited liability company

DDR DownREIT LLC, an Ohio limited liability company

DDR Duvall LLLP, a Delaware limited liability limited partnership

DDR Easton Holdings LLC, a Delaware limited liability company

DDR ECE LLC, a Delaware limited liability company

DDR Escorial LLC, S.E., a Delaware limited liability company

DDR Fajardo LLC, S.E., a Delaware limited liability company

DDR Family Centers I, Inc., an Ohio corporation

DDR Family Centers LP, a Delaware limited partnership

DDR Family Centers Orem LLC, a Delaware limited liability company

DDR Flatiron LLC, an Ohio limited liability company

DDR Fort Union I & II LLC, a Delaware limited liability company

DDR Fort Union W LLC, a Delaware limited liability company

DDR GC Ventures LLC, a Delaware limited liability company

DDR GL East GP Inc., an Ontario corporation

DDR GL East Limited Partnership, an Ontario partnership

DDR GL East OPCO ULC, an Alberta unlimited liability company

DDR GL West GP Inc., an Ontario corporation

DDR GL West Limited Partnership, an Ontario partnership

DDR GL West OPCO ULC, an Alberta unlimited liability company

DDR GLH Freedom Plaza LLC, a Delaware limited liability company

DDR GLH GP Holdings LLC, a Delaware limited liability company

DDR GLH GP Holdings II LLC, a Delaware limited liability company

DDR GLH Hanover Trust, a Delaware business trust

DDR GLH LLC, a Delaware limited liability company

DDR GLH Marketplace Plaza LLC, a Delaware limited liability company

DDR Guayama WM LLC, S.E., a Delaware limited liability company

DDR Guilford LLC, a Delaware limited liability company

DDR Gulfport Promenade LLC, a Delaware limited liability company

DDR Hendon Nassau Park II LP, a Georgia limited partnership

DDR HD & C LLC, a Delaware limited liability company

DDR Highland Village LP, a Delaware limited partnership

DDR Homestead LLC, a Delaware limited liability company

DDR Horseheads LLC, a Delaware limited liability company

DDR Independence Commons LLC, a Delaware limited liability company

DDR IRR Acquisition LLC, a Delaware limited liability company

DDR Isabela LLC, S.E., a Delaware limited liability company

DDR Isabela II LLC, S.E., a Delaware limited liability company

DDR Jamestown Plaza LLC, a Delaware limited liability company

DDR JDN West Lansing GP LLC, a Delaware limited liability company

DDR Jefferson County Plaza LLC, a Missouri limited liability company

DDR JH PR Holdings LLC, S.E., a Delaware limited liability company

DDR JS Chicago LLC, a Delaware limited liability company

DDR Jupiter Falls, LLC, a Delaware limited liability company

DDR Kildeer Inc., an Illinois corporation

DDR KM Shopping Center LLC, a Delaware limited liability company

DDR Kyle Holdings LLC, a Delaware limited liability company

DDR Lake Brandon Plaza LLC, a Delaware limited liability company

DDR Lakeland Marketplace LLC, a Delaware limited liability company

DDR Leroy Plaza LLC, a Delaware limited liability company

DDR LH2 Mezz LLC, a Delaware limited liability company

DDR Luxembourg S.a`r.l., a Luxembourg company

DDR Luxembourg II S.a`r.l., a Luxembourg company

DDR Major Mac Richmond GP Inc., an Ontario corporation

DDR Major Mac Richmond Limited Partnership, an Ontario limited partnership

DDR Major Mac Richmond OPCO ULC, an Alberta unlimited liability company

DDR Management LLC, a Delaware limited liability company

DDR Manatee Master GP LLC, a Delaware limited liability company

DDR Manatee Master LP, a Delaware limited partnership

DDR Manatee Master REIT, Inc., a Delaware corporation

DDR Mariner Square LLC, a Delaware limited liability company

DDR Mariner Square II LLC, a Delaware limited liability company

DDR Markaz LLC, a Delaware limited liability company

DDR Markaz II LLC, a Delaware limited liability company

DDR MCH East LLC, a Delaware limited liability company

DDR MCH East II LLC, a Delaware limited liability company

DDR MCH West LLC, a Delaware limited liability company

DDR McHenry Square LLC, a Delaware limited liability company

DDR Mendocino Holdings LLC, a Delaware limited liability company

DDR Merriam Village LLC, a Delaware limited liability company

DDR Miami Avenue, LLC, a Delaware limited liability company

DDR Michigan II LLC, an Ohio limited liability company

DDR Mid-Atlantic Management Corp., a Delaware corporation

DDR Midvalley LLC, a Delaware limited liability company

DDR Midway Plaza LLC, a Delaware limited liability company

DDR MM Mezz LLC, a Delaware limited liability company

DDR Nampa LLC, a Delaware limited liability company

DDR Nampa Cinema LLC, a Delaware limited liability company

DDR Nassau Park II Inc., an Ohio corporation

DDR Nassau Pavilion Associates LP, a Georgia limited partnership

DDR Nassau Pavilion Inc., an Ohio corporation

DDR NC Holdings LLC, a Delaware limited liability company

DDR Norte LLC, S.E., a Delaware limited liability company

DDR Northcreek Commons LLC, a Delaware limited liability company

DDR Northern GL East BF LLC, a Delaware limited liability company

DDR Northern GL East TE Co., a Delaware corporation

DDR Northern GL East Trust, a Delaware statutory trust

DDR Northern GL West BF LLC, a Delaware limited liability company

DDR Northern GL West TE Co., a Delaware corporation

DDR Northern GL West Trust, a Delaware statutory trust

DDR Northern Green Lane Bayview BF LLC, a Delaware limited liability company (inactive but not dissolved)

DDR Northern Green Lane Bayview TE Co., a Delaware corporation (inactive but not dissolved)

DDR Northern Green Lane Bayview Trust, a Delaware statutory trust (inactive but not dissolved)

DDR Northern Richmond Hill BF LLC, a Delaware limited liability company

DDR Northern Richmond Hill TE Co., a Delaware corporation

DDR Northern Richmond Hill Trust, a Delaware statutory trust

DDR Northland Square LLC, a Delaware limited liability company

DDR Northridge Loan LLC, a Delaware limited liability company

DDR Oceanside LLC, a Delaware limited liability company

DDR Oeste LLC, S.E., a Delaware limited liability company

DDR Office Flex Corporation, a Delaware corporation

DDR Office Flex LP, an Ohio limited partnership

DDR OG Holdings LLC, a Delaware limited liability company

DDR Ohio Opportunity LLC, an Ohio limited liability company

DDR Ohio Opportunity II LLC, an Ohio limited liability company

DDR Ontario Plaza LLC, a Delaware limited liability company

DDR Orchard Park LLC, a Delaware limited liability company

DDR Orland Park HD LLC, a Delaware limited liability company

DDR Orlando LLC, a Delaware limited liability company

DDR Overlook Hamilton LLC, a Delaware limited liability company

DDR Oxford Plaza LLC, a Delaware limited liability company

DDR PA Trustee LLC, a Delaware limited liability company

DDR Palma Real LLC, S.E., a Delaware limited liability company

DDR Panorama Plaza LLC, a Delaware limited liability company

DDR Paradise LLC, an Ohio limited liability company

DDR Perimeter Holdings LLC, a Delaware limited liability company

DDR Perimeter Pointe LLC, a Delaware limited liability company

DDR Pool 3 Holdings LLC, a Delaware limited liability company

DDR Poyner Place LP, a Delaware limited partnership

DDR PR GC Ventures LLC, a Delaware limited liability company

DDR PR Ventures LLC, S.E., a Delaware limited liability company

DDR PR Ventures II LLC, a Delaware limited liability company

DDR Prado LLC, a Delaware limited liability company

DDR Property Management LLC, a Delaware limited liability company

DDR PTC LLC, a Delaware limited liability company

DDR PTC Outparcel LLC, a Delaware limited liability company

DDR Realty Company, a Maryland Real Estate Investment Trust

DDR Reno LLC, a Delaware limited liability company

DDR Retail Real Estate Limited Partnership, an Illinois limited partnership

DDR Rexville LLC, S.E., a Delaware limited liability company

DDR Rio Hondo LLC, S.E., a Delaware limited liability company

DDR Riverdale North LLC, a Delaware limited liability company

DDR Riverdale South LLC, a Delaware limited liability company

DDR Robinson Stop LLC, a Delaware limited liability company

DDR Schertz Holdings LLC, a Delaware limited liability company

DDR Seabrook LLC, a Delaware limited liability company

DDR Senorial LLC, S.E., a Delaware limited liability company

DDR Site Work LLC, a Delaware limited liability company

DDR/SKW Grayslake LLC, a Delaware limited liability company

DDR SM LLC, a Delaware limited liability company

DDR Snellville Holdings LLC, a Delaware limited liability company

DDR Southeast 12th Street DST, a Delaware statutory trust

DDR Southeast 6th Street DST, a Delaware statutory trust

DDR Southeast Abernathy, L.L.C., a Delaware limited liability company

DDR Southeast Alliance, L.L.C., a Delaware limited liability company

DDR Southeast Apex Development LP, a Delaware limited partnership

DDR Southeast Barber, L.L.C., a Delaware limited liability company

DDR Southeast Bethany, L.L.C., a Delaware limited liability company

DDR Southeast Brandon, L.L.C., a Delaware limited liability company

DDR Southeast Camfield LP, a Delaware limited partnership

DDR Southeast Camp Hill PA DST, a Delaware statutory trust

DDR Southeast Capital Crossing LP, a Delaware limited partnership

DDR Southeast Cary LP, a Delaware limited partnership

DDR Southeast Cascades, L.L.C., a Delaware limited liability company

DDR Southeast Central Avenue, L.L.C., a Delaware limited liability company

DDR Southeast Clearwater Development, L.L.C., a Delaware limited liability company

DDR Southeast Colerain, L.L.C., a Delaware limited liability company

DDR Southeast Cortez, L.L.C., a Delaware limited liability company

DDR Southeast Dania, L.L.C., a Delaware limited liability company

DDR Southeast Dearborn Heights Telegraph Road, L.L.C., a Delaware limited liability company

DDR Southeast Denbigh Village, L.L.C., a Delaware limited liability company

DDR Southeast Dothan, L.L.C., a Delaware limited liability company

DDR Southeast Dothan Outparcel, L.L.C., a Delaware limited liability company

DDR Southeast Douglasville Depot, L.L.C., a Delaware limited liability company

DDR Southeast Duluth Reynolds, L.L.C., a Delaware limited liability company

DDR Southeast Duvall, L.L.C., a Delaware limited liability company

DDR Southeast East 26th Street DST, a Delaware statutory trust

DDR Southeast East Hanover, L.L.C., a Delaware limited liability company

DDR Southeast Edgewater, L.L.C., a Delaware limited liability company

DDR Southeast Evansville East Lloyd, L.L.C., a Delaware limited liability company

DDR Southeast Forest Hills LP, a Delaware limited partnership

DDR Southeast Fountains, L.L.C., a Delaware limited liability company

DDR Southeast Genesee Street, L.L.C., a Delaware limited liability company

DDR Southeast Golden Gate, L.L.C., a Delaware limited liability company

DDR Southeast Grand Prairie GP, L.L.C., a Delaware limited liability company

DDR Southeast Grand Prairie Limited Partnership, an Illinois limited partnership

DDR Southeast Grand Prairie LP, L.L.C., a Delaware limited liability company

DDR Southeast Greensboro LP, a Delaware limited partnership

DDR Southeast Greenville Augusta, L.L.C., a Delaware limited liability company

DDR Southeast Greenville Woodruff, L.L.C., a Delaware limited liability company

DDR Southeast Hampton, L.L.C., a Delaware limited liability company

DDR Southeast Highland Ranch, L.L.C., a Delaware limited liability company

DDR Southeast Jefferson Street DST, a Delaware statutory trust

DDR Southeast Jones Bridge, L.L.C., a Delaware limited liability company

DDR Southeast Katy GP, L.L.C., a Delaware limited liability company

DDR Southeast Katy Limited Partnership, an Illinois limited partnership

DDR Southeast Katy LP, L.L.C., a Delaware limited liability company

DDR Southeast Kester Mills, L.L.C., a Delaware limited liability company

DDR Southeast Lawrenceville, L.L.C., a Delaware limited liability company

DDR Southeast Lexington, L.L.C., a Delaware limited liability company

DDR Southeast Livonia 6 Mile Road, L.L.C., a Delaware limited liability company

DDR Southeast Loisdale, L.L.C., a Delaware limited liability company

DDR Southeast Macon Eisenhower Annex, L.L.C., a Delaware limited liability company

DDR Southeast Meadow Pointe, L.L.C., a Delaware limited liability company

DDR Southeast Middletown, L.L.C., a Delaware limited liability company

DDR Southeast Morgantown, L.L.C., a Delaware limited liability company

DDR Southeast Morris, L.L.C., a Delaware limited liability company

DDR Southeast New Tampa Commons, L.L.C., a Delaware limited liability company

DDR Southeast Northpoint, L.L.C., a Delaware limited liability company

DDR Southeast Oakley LP, a Delaware limited partnership

DDR Southeast Olympia DST, a Delaware statutory trust

DDR Southeast Peach Street DST, a Delaware statutory trust

DDR Southeast Pittsburgh Street DST, a Delaware statutory trust

DDR Southeast Property Management Corp., a Delaware corporation

DDR Southeast Retail Acquisitions, L.L.C., a Delaware limited liability company

DDR Southeast Retail Real Estate Manager, L.L.C., a Delaware limited liability company

DDR Southeast Rome, L.L.C., a Delaware limited liability company

DDR Southeast Sandy Plains, L.L.C., a Delaware limited liability company

DDR Southeast Saw Mill Run Boulevard DST, a Delaware statutory trust

DDR Southeast Short Pump, L.L.C., a Delaware limited liability company

DDR Southeast Snellville, L.L.C., a Delaware limited liability company

DDR Southeast Southlake LP, a Delaware limited partnership

DDR Southeast SP Outlot 1, L.L.C., a Delaware limited liability company

DDR Southeast Spring Mall, L.L.C., a Delaware limited liability company

DDR Southeast Steeplechase, L.L.C., a Delaware limited liability company

DDR Southeast Sylvania, L.L.C., a Delaware limited liability company

DDR Southeast Tequesta, L.L.C., a Delaware limited liability company

DDR Southeast Town Center Limited Partnership, a Delaware limited partnership

DDR Southeast Union, L.L.C., a Delaware limited liability company

DDR Southeast Valley Park, L.L.C., a Delaware limited liability company

DDR Southeast Visionworks, L.L.C., a Delaware limited liability company

DDR Southeast Wendover, L.L.C., a Delaware limited liability company

DDR Southeast West 26th Street DST, a Delaware statutory trust

DDR Southeast Westland Middlebelt Road, L.L.C., a Delaware limited liability company

DDR Southeast Windsor, L.L.C., a Delaware limited liability company

DDR Southeast Woodruff, L.L.C., a Delaware limited liability company

DDR Southern Management Corp., a Delaware corporation

DDR Stone Oak Holdings LLC, a Delaware limited liability company

DDR Sunset Hills LLC, a Delaware limited liability company

DDR Tarpon Square LLC, a Delaware limited liability company

DDR TC LLC, a Delaware limited liability company

DDR/Tech 29 Limited Partnership, a Maryland limited partnership (inactive but not dissolved)

DDR Terraces SP LLC, a Delaware limited liability company

DDR Terrell Holdings LLC, a Delaware limited liability company

DDR Town Center GP, L.L.C., a Georgia limited liability company

DDR TS Holdings LLC, a Delaware limited liability company

DDR Tucson Spectrum I LLC, a Delaware limited liability company

DDR Tucson Spectrum II LLC, a Delaware limited liability company

DDR Tucson Spectrum III LLC, a Delaware limited liability company

DDR TX Holdings LLC, a Delaware limited liability company

DDR Union Road LLC, a Delaware limited liability company

DDR Urban, Inc, a Delaware corporation

DDR Urban LP, a Delaware limited partnership

DDR Valencia Holdings LLC, a Delaware limited liability company

DDR Valencia L.P., a Delaware limited partnership

DDR Van Ness, Inc., an Ohio corporation

DDR/Van Ness Operating Company, L.P., a Delaware limited partnership

DDR Vega Baja LLC, S.E., a Delaware limited liability company

DDR Walks at Highwood Preserve I LLC, a Delaware limited liability company

DDR Wando Crossing LLC, a Delaware limited liability company

DDR Warner Robins LLC, a Delaware limited liability company

DDR Warsaw Plaza LLC, a Delaware limited liability company

DDR WF Holdings LLC, a Delaware limited liability company

DDR WF Oakland LP, a Delaware limited partnership

DDR Winter Garden LLC, a Delaware limited liability company

DDR Xenia and New Bern LLC, a Delaware limited liability company

DDRA Ahwatukee Foothills LLC, a Delaware limited liability company

DDRA Arrowhead Crossing LLC, a Delaware limited liability company

DDRA Community Centers Eight, L.P., a Delaware limited partnership

DDRA Community Centers Five, L.P., a Delaware limited partnership

DDRA Maple Grove Crossing LLC, a Delaware limited liability

DDRA Tanasbourne Town Center LLC, a Delaware limited liability company

DDRC Gateway LLC, a Delaware limited liability company

DDRC PDK Salisbury LLC, an Ohio limited liability company

DDRC PDK Salisbury IDOT LLC, a Delaware limited liability company

DDRC PDK Salisbury IDOT II LLC, a Delaware limited liability company

DDRC PDK Salisbury Phase III LLC, an Ohio limited liability company

DDRC Pike Entertainment LLC, a California limited liability company

DDRM Aberdeen Square LLC, a Delaware limited liability company

DDRM Apple Blossom Corners LLC, a Delaware limited liability company

DDRM Bardmoor Shopping Center LLC, a Delaware limited liability company

DDRM Casselberry Commons LLC, a Delaware limited liability company

DDRM Chickasaw Trails Shopping Center LLC, a Delaware limited liability company

DDRM Citrus Hills LLC, a Delaware limited liability company

DDRM Clayton Corners LLC, a Delaware limited liability company

DDRM Clearwater Crossing LLC, a Delaware limited liability company

DDRM Cofer Crossing LLC, a Delaware limited liability company

DDRM Conway Plaza LLC, a Delaware limited liability company

DDRM Countryside LLC, a Delaware limited liability company

DDRM Creekwood Crossing LLC, a Delaware limited liability company

DDRM Crossroads Plaza LLC, a Delaware limited liability company

DDRM Crystal Springs Shopping Center LLC, a Delaware limited liability company

DDRM Derby Square LLC, a Delaware limited liability company

DDRM Fayetteville Pavilion LLC, a Delaware limited liability company

DDRM Flamingo Falls LLC, a Delaware limited liability company

DDRM Hairston Crossing LLC, a Delaware limited liability company

DDRM Harundale Plaza LLC, a Delaware limited liability company

DDRM Heather Island Plaza LLC, a Delaware limited liability company

DDRM Highland Grove LLC, a Delaware limited liability company

DDRM Hilliard Rome LLC, a Delaware limited liability company

DDRM Hilliard Rome SPE LLC, a Delaware limited liability company

DDRM Hilltop Plaza GP LLC, a Delaware limited liability company

DDRM Hilltop Plaza LP, a Delaware limited partnership

DDRM Holdings Pool 1 LLC, a Delaware limited liability company

DDRM Holdings Pool 2 LLC, a Delaware limited liability company

DDRM Killearn Shopping Center LLC., a Delaware limited liability company

DDRM Lakewood Ranch LLC, a Delaware limited liability company

DDRM Largo Town Center LLC, a Delaware limited liability company

DDRM Market Square LLC, a Delaware limited liability company

DDRM Meadowmont Village Center LLC, a Delaware limited liability company

DDRM Meadows Square LLC, a Delaware limited liability company

DDRM Melbourne Shopping Center LLC, a Delaware limited liability company

DDRM Midway Plaza LLC, a Delaware limited liability company

DDRM North Pointe Plaza LLC, a Delaware limited liability company

DDRM Northlake Commons LLC, a Delaware limited liability company

DDRM Oviedo Park Crossing LLC, a Delaware limited liability company

DDRM Paradise Promenade LLC, a Delaware limited liability company

DDRM Paraiso Plaza LLC, a Delaware limited liability company

DDRM Plaza del Paraiso LLC, a Delaware limited liability company

DDRM Properties LLC, a Delaware limited liability company

DDRM River Run LLC, a Delaware limited liability company

DDRM Riverdale Shops LLC, a Delaware limited liability company

DDRM Riverstone Plaza LLC, a Delaware limited liability company

DDRM Rosedale Shopping Center LLC, a Delaware limited liability company

DDRM Sexton Commons LLC, a Delaware limited liability company

DDRM Sharon Greens LLC, a Delaware limited liability company

DDRM Sharon Greens Outlot LLC, a Delaware limited liability company

DDRM Sheridan Square LLC, a Delaware limited liability company

DDRM Shoppes at Lake Dow LLC, a Delaware limited liability company

DDRM Shoppes at New Tampa LLC, a Delaware limited liability company

DDRM Shoppes at Paradise Pointe LLC, a Delaware limited liability company

DDRM Shoppes of Ellenwood LLC, a Delaware limited liability company

DDRM Shoppes of Golden Acres LLC, a Delaware limited liability company

DDRM Shoppes of Lithia LLC, a Delaware limited liability company

DDRM Shoppes on the Ridge LLC, a Delaware limited liability company

DDRM Shops at Oliver’s Crossing LLC, a Delaware limited liability company

DDRM Skyview Plaza LLC, a Delaware limited liability company

DDRM Southwood Plantation LLC, a Delaware limited liability company

DDRM Springfield Commons LLC, a Delaware limited liability company

DDRM Village Center I LLC, a Delaware limited liability company

DDRM Village Center II LLC, a Delaware limited liability company

DDRM Village Square at Golf LLC, a Delaware limited liability company

DDRM West Falls Plaza LLC, a Delaware limited liability company

DDRM West Oaks Towne Center LLC, a Delaware limited liability company

DDR-SAU Atlanta Brookhaven, L.L.C., a Delaware limited liability company

DDR-SAU Atlanta Cascade, L.L.C., a Delaware limited liability company

DDR-SAU Atlanta Cascade Corners, L.L.C., a Delaware limited liability company

DDR-SAU Canton Hickory, L.L.C., a Delaware limited liability company

DDR-SAU Decatur Flat Shoals, L.L.C., a Delaware limited liability company

DDR-SAU Durham Patterson, L.L.C., a Delaware limited liability company

DDR-SAU Greenville Pointe, L.L.C., a Delaware limited liability company

DDR-SAU Greer North Hampton Market, L.L.C., a Delaware limited liability company

DDR-SAU Indianapolis Glenlake, L.L.C., a Delaware limited liability company

DDR-SAU Jackson West Towne, L.L.C., a Delaware limited liability company

DDR-SAU Lewandowski, L.L.C., a Delaware limited liability company

DDR-SAU Memphis American Way, L.L.C., a Delaware limited liability company

DDR-SAU Milan Main, L.L.C., a Delaware limited liability company

DDR-SAU Morristown Crossroads, L.L.C., a Delaware limited liability company

DDR-SAU Myrtle Beach Carolina Forest, L.L.C., a Delaware limited liability company

DDR-SAU Myrtle Beach Carolina Forest Outparcels, L.L.C., a Delaware limited liability company

DDR-SAU Nashville Willowbrook, L.L.C., a Delaware limited liability company

DDR-SAU Oakland, L.L.C., a Delaware limited liability company

DDR-SAU Pasadena Red Bluff GP, L.L.C., a Delaware limited liability company

DDR-SAU Pasadena Red Bluff Limited Partnership, a Delaware limited partnership

DDR-SAU Pasadena Red Bluff LP, L.L.C., a Delaware limited liability company

DDR-SAU Retail Fund, L.L.C., a Delaware limited liability company

DDR-SAU Roscoe Hononegah, L.L.C., a Delaware limited liability company

DDR-SAU Salisbury Alexander, L.L.C., a Delaware limited liability company

DDR-SAU South Bend Broadmoor, L.L.C., a Delaware limited liability company

DDR-SAU South Square, L.L.C., a Delaware limited liability company

DDR-SAU Stone Mountain Deshon, L.L.C., a Delaware limited liability company

DDR-SAU Virginia Beach Republic, L.L.C., a Delaware limited liability company

DDR-SAU Waynesboro, L.L.C., a Delaware limited liability company

DDR-SAU Wendover Phase II, L.L.C., a Delaware limited liability company

DDR-SAU Winston-Salem Harper Hill, L.L.C., a Delaware limited liability company

DDRTC Alexander Place LLC, a Delaware limited liability company

DDRTC Amity Square LLC, a Delaware limited liability company

DDRTC Barrett Pavilion LLC, a Delaware limited liability company

DDRTC Bellevue Place SC LLC, a Delaware limited liability company

DDRTC Birkdale Village LLC, a Delaware limited liability company

DDRTC Capital Plaza LLC, a Delaware limited liability company

DDRTC Carlisle Commons LLC, a Delaware limited liability company

DDRTC CC Plaza LLC, a Delaware limited liability company

DDRTC Columbiana Station I LLC, a Delaware limited liability company

DDRTC Columbiana Station II LLC, a Delaware limited liability company

DDRTC Core Retail Fund, LLC, a Delaware limited liability company

DDRTC Cox Creek SC LLC, a Delaware limited liability company

DDRTC CP LLC, a Delaware limited liability company

DDRTC Creeks at Virginia Center LLC, a Delaware limited liability company

DDRTC Cypress Trace LLC, a Delaware limited liability company

DDRTC Eisenhower Crossing LLC, a Delaware limited liability company

DDRTC Fayette Pavilion I and II LLC, a Delaware limited liability company

DDRTC Fayette Pavilion III and IV LLC, a Delaware limited liability company

DDRTC Heritage Pavilion LLC, a Delaware limited liability company

DDRTC Hillsboro Square LLC, a Delaware limited liability company

DDRTC Holdings Pool 1 LLC, a Delaware limited liability company

DDRTC Holdings Pool 2 LLC, a Delaware limited liability company

DDRTC Holdings Pool 3 LLC, a Delaware limited liability company

DDRTC Holdings Pool 4 LLC, a Delaware limited liability company

DDRTC Holdings Pool 5 LLC, a Delaware limited liability company

DDRTC Holdings Pool 6 LLC, a Delaware limited liability company

DDRTC Market Place LLC, a Delaware limited liability company

DDRTC Marketplace at Mill Creek LLC, a Delaware limited liability company

DDRTC McFarland Plaza LLC, a Delaware limited liability company

DDRTC Naugatuck Valley SC LLC, a Delaware limited liability company

DDRTC Newnan Pavilion LLC, a Delaware limited liability company

DDRTC Overlook at King of Prussia LLC, a Delaware limited liability company

DDRTC River Ridge LLC, a Delaware limited liability company

DDRTC Shoppes at Lake Mary LLC, a Delaware limited liability company

DDRTC Stonebridge Square LLC, a Delaware limited liability company

DDRTC Suwanee Crossroads LLC, a Delaware limited liability company

DDRTC T&C LLC, a Delaware limited liability company

DDRTC Turkey Creek LLC, a Delaware limited liability company

DDRTC Village Crossing LLC, a Delaware limited liability company

DDRTC Warwick Center LLC, a Delaware limited liability company

DDRTC Waterfront Marketplace LLC, a Delaware limited liability company

DDRTC Waterfront Stacks LLC, a Delaware limited liability company

DDRTC Waterfront Town Center LLC, a Delaware limited liability company

DDRTC Westside Centre LLC, a Delaware limited liability company

DDRTC Willoughby Hills SC LLC, a Delaware limited liability company

DDRTC Winslow Bay Commons LLC, a Delaware limited liability company

DDRTC Woodstock Square LLC, a Delaware limited liability company

Developers Diversified of Alabama, Inc., an Alabama corporation

Developers Diversified Centennial Promenade LP, an Ohio limited partnership

Developers Diversified Cook’s Corner LLC, an Ohio limited liability company

Developers Diversified of Mississippi, Inc., an Ohio corporation

Diversified Construction LLC, a Delaware limited liability company

DOTRS Limited Liability Company, an Ohio limited liability company

DPG Realty Holdings LLC, a Delaware limited liability company

Eastchase Fort Worth OG LLC, a Delaware limited liability company

Easton Market Limited Liability Company, a Delaware limited liability company

Energy Management Development Services LLC, a Delaware limited liability company

Fayetteville Black Investments LLC, a Delaware limited liability company

Feverish IC LLC, a Delaware limited liability company

FT. Collins Partners I, LLC, a Colorado limited liability company

GS Boardman LLC, a Delaware limited liability company

GS Brentwood LLC, a Delaware limited liability company

GS Centennial LLC, a Delaware limited liability company

GS DDR LLC, an Ohio limited liability company

GS Erie LLC, a Delaware limited liability company

GS II Big Oaks LLC, a Delaware limited liability company

GS II Brook Highland LLC, a Delaware limited liability company

GS II DDR LLC, an Ohio limited liability company

GS II Green Ridge LLC, a Delaware limited liability company

GS II Indian Hills LLC, a Delaware limited liability company

GS II Jacksonville Regional LLC, a Delaware limited liability company

GS II Meridian Crossroads LLC, a Delaware limited liability company

GS II North Pointe LLC, a Delaware limited liability company

GS II Oxford Commons LLC, a Delaware limited liability company

GS II University Centre LLC, a Delaware limited liability company

GS II Uptown Solon LLC, a Delaware limited liability company

Hagerstown TIF LLC, an Ohio limited liability company

Hendon/Atlantic Rim Johns Creek, LLC, a Georgia limited liability company

Hermes Associates, a Utah general partnership

Hermes Associates, Ltd., a Utah limited partnership

Historic Van Ness LLC, a California limited liability company

HWWM Associates, LLC, a New York limited liability company

JDN Ash LLC, a Delaware limited liability company

JDN Ash II LLC, a Delaware limited liability company

JDN BG Union Town LLC, a Delaware limited liability company

JDN Development Company, Inc., a Delaware Corporation

JDN Development Company Holdings LLC, a Delaware limited liability company

JDN Development Investment, L.P., a Georgia limited partnership

JDN Development LP LLC, a Delaware limited liability company

JDN Hamilton GP LLC, a Delaware limited liability company

JDN Intermountain Development, Parker Pavilion, LLC, a Georgia limited liability company

JDN of Alabama Realty LLC, a Delaware limited liability company

JDN QRS LLC, a Delaware limited liability company

JDN Real Estate - Conyers, L.P., a Georgia limited partnership

JDN Real Estate - Cumming, L.P., a Georgia limited partnership

JDN Real Estate - Freehold, L.P., a Georgia limited partnership

JDN Real Estate - Hamilton, L.P., a Georgia limited partnership

JDN Real Estate - Lakeland, L.P., a Georgia limited partnership

JDN Real Estate - McKinney, L.P., a Georgia limited partnership

JDN Real Estate - Overland Park, L.P., a Georgia limited partnership

JDN Real Estate - Parker Pavilions, L.P., a Georgia limited partnership

JDN Real Estate - Stone Mountain, L.P., a Georgia limited partnership

JDN Real Estate - West Lansing, L.P., a Georgia limited partnership

JDN Realty Corporation, a Maryland corporation

JDN Realty Holdings, L.P., a Georgia limited partnership

JDN Realty Investment, L.P., a Georgia limited partnership

JDN Realty LP LLC, a Delaware limited liability company

JDN West Allis Associates Limited Partnership, a Georgia limited partnership

JDN Westgate LLC, a Delaware limited liability company

Lennox Town Center Limited, an Ohio limited liability company

Merriam Town Center Ltd., an Ohio limited liability company

Mountain Vista Real Estate Opportunity Fund I, LLC, a Delaware limited liability company

Mt. Nebo Pointe LLC, an Ohio limited liability company

MV Bloomfield LLC, a Delaware limited liability company

MV Management Company LLC, a Delaware limited liability company

National Property Protection Company, a Vermont corporation

Parcel J-1B Limited Partnership, a Virginia limited partnership (inactive but not dissolved)

Paseo Colorado Holdings LLC, a Delaware limited liability company

Pecan Park, LLC, a Mississippi limited liability company

PR II Deer Park Town Center LLC, a Delaware limited liability company

Retail Value Investment Program Limited Partnership IIIB, a Delaware limited partnership

Retail Value Investment Program IIIC Limited Partnership, a Delaware limited partnership

Retail Value Investment Program VII Limited Liability Company, a Delaware limited liability company

Riverdale Retail Associates, L.C., a Utah limited liability company

RO & SW Realty LLC, a Delaware limited liability company

Rocky Mountain Real Estate L.L.C., a Utah limited liability company

St. John Crossings, L.L.C., a Missouri limited liability company

Sansone Group/DDR LLC, a Missouri limited liability company

Service Bridge LLC, a Delaware limited liability company

Service Bridge II LLC, a Delaware limited liability company

Service Holdings LLC, a Delaware limited liability company

Service Holdings II LLC, a Delaware limited liability company

Service Holdings III LLC, a Delaware limited liability company

Service Holdings IV LLC, a Delaware limited liability company

Service Longview, L.P., a Texas limited partnership

Service Longview GP, LLC, a Delaware limited liability company

Service Pensacola, LLC, a Delaware limited liability company

Shea and Tatum Associates Limited Partnership, an Arizona limited partnership

ShoreSales LLC, a Delaware limited liability company

SM LTCB Baytown, L.P., a Texas limited partnership

SM LTCB Louisville, LLC, a Delaware limited liability company

SM LTCB Stuart, LLC, a Delaware limited liability company

SM Newco Antioch, LLC, a Delaware limited liability company

SM Newco Beaumont, L.P., a Texas limited partnership

SM Newco Bossier City, LLC, a Delaware limited liability company

SM Newco Bradenton, LLC, a Delaware limited liability company

SM Newco Burlington, LLC, a Delaware limited liability company

SM Newco Chesapeake, LLC, a Delaware limited liability company

SM Newco Crystal Lake, LLC, a Delaware limited liability company

SM Newco Danbury, LLC, a Delaware limited liability company

SM Newco Dover, LLC, a Delaware limited liability company

SM Newco Downers Grove, LLC, a Delaware limited liability company

SM Newco Evansville, LLC, a Delaware limited liability company

SM Newco Franklin, LLC, a Delaware limited liability company

SM Newco Harrisburg, L.P., a Pennsylvania limited partnership

SM Newco Hattiesburg, LLC, a Delaware limited liability company

SM Newco Houma, LLC, a Delaware limited liability company

SM Newco Huntsville, LLC, a Delaware limited liability company

SM Newco Knoxville, LLC, a Delaware limited liability company

SM Newco Las Vegas, LLC, a Delaware limited liability company

SM Newco Lexington, LLC, a Delaware limited liability company

SM Newco Manchester, LLC, a Delaware limited liability company

SM Newco McAllen GP, LLC, a Delaware limited liability company

SM Newco McAllen, L.P., a Texas limited partnership

SM Newco Mesa - East Southern Avenue, LLC, a Delaware limited liability company

SM Newco Middletown, LLC, a Delaware limited liability company

SM Newco North Charleston, LLC, a Delaware limited liability company

SM Newco Ocala, LLC, a Delaware limited liability company

SM Newco Orlando - West Colonial Drive, LLC, a Delaware limited liability company

SM Newco Paducah, LLC, a Delaware limited liability company

SM Newco Paramus, LLC, a Delaware limited liability company

SM Newco Pensacola, LLC, a Delaware limited liability company

SM Newco Raleigh, LLC, a Delaware limited liability company

SM Newco Richardson GP, LLC, a Delaware limited liability company

SM Newco Richardson, L.P., a Texas limited partnership

SM Newco Salem, LLC, a Delaware limited liability company

SM Newco Sugar Land GP, LLC, a Delaware limited liability company

SM Newco Sugar Land, L.P., a Texas limited partnership

SM Newco Swansea, LLC, a Delaware limited liability company

SM Newco Warr Acres, LLC, a Delaware limited liability company

SM Newco Wayne, LLC, a Delaware limited liability company

SM Newco Westland, LLC, a Delaware limited liability company

Sonae Sierra Brazil B.V., S.a`r.l., a Dutch company

Southtown Realty LLC, a Delaware limited liability company

S&T Property LLC, a Delaware limited liability company

Sun Center Limited, an Ohio limited liability company

Tech Center 29 Limited Partnership, a Maryland limited partnership

Tech Center Development Associates Limited Partnership, a Maryland limited partnership

TFCM Associates, LLC, a Utah limited liability company

University Square Associates, Ltd., a Utah limited partnership.

USAA Income Properties IV Trust, a trust organized and existing in Massachusetts

Victor Square SPE, LLC, a New York limited liability company

Victor Square SPE I LLC, a Delaware limited liability company